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                                                                Exhibit 10.14.11

           SECOND AMENDMENT TO SHORT TERM REVOLVING CREDIT AGREEMENT
           ---------------------------------------------------------

          THIS SECOND AMENDMENT TO SHORT TERM REVOLVING CREDIT AGREEMENT, dated as of May 13, 1998 (this "Amendment"), by and among X.L. Insurance Company, Ltd. and X.L. Global Reinsurance Company, Ltd. (formerly known as X.L. Reinsurance Company, Ltd.) (the "Borrowers"), X.L. Insurance Company, Ltd. and EXEL Acquisition Ltd. (the "Guarantors"), MELLON BANK, N.A., (the "Agent") and the banks listed on the signature pages hereto (collectively, the "Banks").

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Borrower, the Guarantors, the Banks, and the Agent are parties to a Short Term Revolving Credit Agreement, dated as of June 6, 1997 and amended as of November 5, 1997 (as so amended, the "Credit Agreement"), pursuant to which the Banks have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrowers; and

          WHEREAS, the Borrowers and the Banks wish to make certain changes to the Credit Agreement; and

          WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          SECTION 1.  AMENDMENT TO CREDIT AGREEMENT.  Section 2.04(b) of the
                      -----------------------------
Credit Agreement is hereby amended to read in its entirety as follows:

          (b) Applicable Margin.  "Applicable Margin" for any day shall mean
              -----------------
     0.200% plus the Utilization Rate for such day. "Utilization Rate" shall mean (x) 0.050% for any day on which the aggregate outstanding principal amount of all Loans under this Agreement exceeds 66% of the sum of the Committed Amounts of all Banks on such day, (y) 0.025% for any day on which the aggregate outstanding principal amount of all Loans under this Agreement exceeds 33%, but is equal to or less than 66%, of the sum of the Committed Amounts of all Banks on such day and (z) zero for each other day.

          SECTION 2.  CONFIRMATION OF EXTENSION OF EXPIRATION DATE.  By their
                      --------------------------------------------
execution hereof, the Banks hereby confirm that the Expiration Date under and as
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defined in the Credit Agreement has been extended to May 5, 1999, notwithstanding the fact that not all of the Banks had consented to such extension in writing by May 6, 1998 (which was the "Reset Date" in 1998, as used in Section 2.13 of the Credit Agreement).

          SECTION 3.  EFFECT OF AMENDMENT.  The amendment made in Section 1 of
                      -------------------
the Agreement shall be effective as of June 6, 1998. The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

          SECTION 4.  GOVERNING LAW.  This Amendment shall be deemed to be a
                      -------------
contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

          SECTION 5.  COUNTERPARTS.  This Amendment may be executed in any
                      ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                              X.L. INSURANCE COMPANY, LTD.
                                as a Borrower and as a Guarantor


                              By:__________________________________
                              Title:_______________________________



                              X.L. GLOBAL REINSURANCE COMPANY, LTD. (formerly
                                known as X.L. Reinsurance Company, Ltd., as a Borrower


                              By:__________________________________
                              Title:_______________________________



                              EXEL ACQUISITION LTD.,
                                as a Guarantor


                              By:__________________________________
                              Title:_______________________________

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                              MELLON BANK, N.A., as a Bank
                                  and as Agent


                              By:__________________________________
                              Title:_______________________________


                              BANK OF TOKYO - MITSUBISHI LTD.,
                                  as a Bank


                              By:__________________________________
                              Title:_______________________________



                              DEUTSCHE BANK AG, NEW YORK OR CAYMAN ISLANDS
                                BRANCHES,
                                  as a Bank


                              By:__________________________________
                              Title:_______________________________



                              By:__________________________________
                              Title:_______________________________



                              THE BANK OF NOVA SCOTIA,
                                  as a Bank


                              By:__________________________________
                              Title:_______________________________



                              THE CHASE MANHATTAN BANK,
                                  as a Bank


                              By:__________________________________
                              Title:_______________________________



                              THE BANK OF BERMUDA LIMITED,
                                  as a Bank


                              By:__________________________________
                              Title:_______________________________
                              ROYAL BANK OF CANADA,
                                  as a Bank

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                              By:__________________________________
                              Title:_______________________________



                              BANQUE NATIONALE DE PARIS,
                                  as a Bank


                              By:__________________________________
                              Title:_______________________________



                              By:__________________________________
                              Title:_______________________________



                              BANK OF AMERICA NT&SA,
                                  as a Bank


                              By:__________________________________
                              Title:_______________________________




                              CREDIT LYONNAIS,
                                  as a Bank


                              By:__________________________________
                              Title:_______________________________




                              By:__________________________________
                              Title:_______________________________




                              BANK AUSTRIA AKTIENGESELLSCHAFT,
                                   as a Bank


                              By:__________________________________
                              Title:_______________________________

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